Brokerage Segment Risk Management Segment

Financial Services Segment

Arthur J.

Gallagher & Co.

INVESTMENT PROFILE

NYSE: AJG

GROWING VALUE

Arthur J. Gallagher & Co. is the world’s fourth-largest insurance brokerage and risk management services firm and the third-largest broker of U.S. business. Gallagher provides a full range of property/casualty (P/C) products and services to clients of all sizes. It is also one of the world’s premier alternative risk transfer and third-party claims managers and a full-service employee benefits consultant.

Stock Performance - Arthur J. Gallagher & Co. vs. S&P 500

Gallagher

S&P 500

350% 300% 250% 200% 150% 100% 50% 0%

12|99 12 00 12 01 12 02 12 03 12 04 www.ajg.com

JANUARY 2005

page

BROKERAGE SEGMENT 2

RISK MANAGEMENT SEGMENT 4

FINANCIAL SERVICES SEGMENT 5

ACQUISITION STRATEGY 6

MARKET OUTLOOK 6

CONDENSED FINANCIAL STATEMENTS 7

WHY INVEST? 8

As of December 31, 2004

Price $32.50

52-week high/low $25.42—$34.25

Trailing 12-mos. gross revenues $1.5 billion

Market cap $3.0 billion

Indicated annual dividend* $1.12

Yield (indicated as of January 19th, 2005) 3.5%

Shares outstanding 92.1 million

End of fiscal year December 31

Price/earnings 16 x

Number of employees 8,204

* On January 19, 2005, Gallagher’s Board of Directors declared at $.28 per share first quarter 2005 dividend.

Team Oriented

Client Focused

Innovative

Brokerage Segment

BROKERAGE SERVICES RETAIL DIVISION

NICHES

Agribusiness Aviation Captives Construction Energy

Global Risk Management Healthcare Higher Education

Management Liability Marine Mergers & Acquisitions Personal Insurance

Public Entity

Real Estate (4)—General Commercial—Habitational—Hospitality—Shopping Centers

Religious/Nonprofit Restaurant Scholastic K-12 Transportation Worldwide Risk Services Wrap Ups

Gallagher’s Brokerage Services Retail Division (BSD) specializes in structuring P/C insurance and risk management programs for commercial, industrial, institutional and governmental organizations. With offices throughout the U.S., this operation pursues cross-selling opportunities with other Gallagher operations and with the company’s Strategic Alliance Network of independent broker partners in more than 100 countries throughout the world.

BSD is a leading provider of insurance programs for middle-market commercial clients. While it brokers all types of P/C insurance, approximately 70% of its business falls within 23 specialized niches. These cross-divisional niche practice groups target areas of business in which Gallagher has developed a depth of expertise and a large client base. This niche focus provides advantages both in new business production and account retention. Niche practice groups allow for highly-focused marketing efforts and facilitate the development of value-added products and services specific to those industries or business segments. The detailed understanding and broad client contacts developed within the niches provide a competitive advantage.

BSD anticipates its greatest revenue growth over the next year will come from its niche practice groups; middle-market accounts; developing and managing alternative market mechanisms like captives, rent-a-captives, deductible plans and self-insurance; and mergers and acquisitions.

SPECIALTY MARKETING AND INTERNATIONAL

CAPABILITIES

Wholesale Brokerage International P/C Brokerage Programs/Program Administration

Reinsurance Brokerage

Captive/Rent-a-Captive Management

CoverageFirst.com

Specialty Marketing and International is comprised of wholesale, excess/surplus and reinsurance brokerage operations in the U.S. and abroad, captive

SPECIALTY MARKETING AND INTERNATIONAL (CONTINUED) management operations outside the Continental U.S., and P/C partnerships.

Gallagher structures a broad range of alternative market mechanisms, tailored to clients’ specific needs and financial situations. Hard market conditions in the P/C industry from 2001-2003 contributed to exceptional growth in alternative market mechanisms as well as in wholesale and excess/surplus lines business, much of which is generated by producers outside the Gallagher network. Although market competition began to heat up in 2004, interest in alternative market mechanisms has remained strong. A growing amount of business is also coming to Gallagher via its e-commerce portal,

CoverageFirst.com, which has over 14,600 registered independent agent, wholesale broker and managing general agent users.

Specialty Marketing and International expects its greatest revenue growth opportunities will come from global reinsurance, international and domestic wholesale, and the continued expansion of specialty programs and program administration. In addition to its offices in the U.S., U.K., Bermuda, Australia, Singapore and Malaysia, the operation pursues business opportunities in conjunction with Gallagher’s Strategic Alliance Network of correspondent brokers and consultants in over 100 countries around the world.

STRATEGIC

ALLIANCE

NETWORK

In addition to its own international brokerage offices, Gallagher has developed a non-owned network of leading independent brokers in more than 100 countries around the world. These relationships provide Gallagher’s clients with one of the most comprehensive worldwide sales and service networks available.

GALLAGHER BENEFIT SERVICES

CAPABILITIES

Employee Benefits Brokerage/Consulting Healthcare Data Analysis/Benchmarking Compliance Consulting Merger & Acquisition Analysis Actuarial Services Executive Benefits/Financial Planning Human Resource Services Retirement Plan Services Employer Administrative Services Business Continuation Compensation Program Design/Analysis

Gallagher Benefit Services provides employee benefit brokerage and human resource consulting to assist clients in all areas of their employee retirement and health and welfare plans. Rising healthcare costs and growing regulatory complexities have resulted in double-digit increases in employee benefit costs. Gallagher has significantly expanded its technical resources and technological capabilities to better assist clients in addressing this trend.

Gallagher offers expertise and guidance in all areas of benefits planning, delivery and administration. This encompasses a broad range of benefit services, including executive benefits and financial planning, worksite marketing and voluntary products, defined contribution products, actuarial services, compensation program design/analysis, data analysis and benchmarking, retirement services, benefits communication and out-sourcing, and training programs and tools that help employers address federal and state regulatory compliance.

The operation has also established eight niche practice groups in the following areas: healthcare, higher education, hospitality, public entity, religious, restaurant, education (K-12) and transportation. Its strongest near-term growth opportunities are expected to come from mergers and acquisitions, from cross-selling opportunities with other Gallagher operations, by assisting clients and prospects in addressing their most pressing benefit priorities, and from its niche practice groups.

Quality Driven

Comprehensive

Cost Effective

Risk Management Segment

GALLAGHER BASSETT

EXPERTISE

Real-Time Claims Reporting

Recoveries (subrogation, salvage, etc.) Appraisal Services Litigation Management Information Management Managed Care Services Loss Control Services Safety Programs Settlement Management Education and Training

Gallagher Bassett has built a reputation as the high-quality, cost-effective provider in the multi-billion dollar market for third-party P/C claims management services. Claims management involves managing clients’ risk exposures as well as managing and paying their claims. Based on revenues from self-insured clients, Gallagher Bassett currently ranks as the world’s largest multiline, third-party administrator, according to Business Insurance magazine. It has offices in the U.S., U.K., Australia and Canada.

Gallagher Bassett’s primary business is contracted claims management. It provides claims management services for workers compensation, liability, auto, property and integrated disability management programs. It also offers information services, risk control consulting (loss control) services and appraisal services, either individually or in combination.

The corporate world’s growing interest in self-insurance and alternative risk transfer is stimulating client demand for claims management as an unbundled function, since many self-insuring corporations and public entities require more comprehensive loss reporting and claims tracking services than are typically provided by an insurance company. With Gallagher Bassett’s sophisticated claims management data systems and extensive network, it has reached a point where scale gives it a distinct competitive advantage. The division has also maintained an unwavering commitment to quality for over a decade that has significantly reduced its rework and processing costs, leading to an exceptional annual client retention rate.

Gallagher Bassett’s Web-based, proprietary claims and loss control information management system, risxfacs.com, brings diverse elements of intelligent risk management together in a comprehensive system that streamlines client loss and claim processes. By the end of 2004, the system had more than 10,000 users and was averaging more than 17 million site hits and 63,000 visitor sessions per month.

The division expects its most significant growth prospects through the next year will come from Fortune 1000 companies, captives, program business and the out-sourcing of insurance company claims departments.

GALLAGHER BENEFIT ADMINISTRATORS

C A P A B I L I T I E S

- Medical Case Management
- Non-Network Fee Negotiations
- Customized Reporting Capabilities
- EAP/Wellness Programs
- Managed Healthcare Delivery
- Utilization Review
- Internet Enrollment/Administration

Gallagher Benefit Administrators offers a wide range of benefit administrative services as well as the ability to integrate those services. It brings clients innovative reporting capabilities, customized managed healthcare options and integrated utilization management services.

While many third-party claims administrators have fallen behind in upgrading core competencies, Gallagher Benefit Administrators has continued to address systems and processes related to electronic data interchange and security issues, claims regulatory changes, access to information via the Internet, and methods through which employers can communicate and administer their plans more efficiently.

The operation has a platform that allows for paperless claims processing and pays many claims automatically. Clients have Web access to claims data and can complete their enrollments electronically. Gallagher Benefit Administrators expects these enhancements to elevate its competitive position in an industry facing consolidation.



5

Financial Services Segment

C O R E
C O M P E T E N C I E S

- Tax-Advantaged Investing
- Real Estate
- Asset Management

The Financial Services segment is responsible for managing Gallagher's investments and optimizing tax benefits from Gallagher's investments. Financial Services specializes in tax-advantaged, real estate and asset management investments.

Tax-advantaged investments are comprised primarily of low income housing developments, waste-to-energy projects and synthetic fuel plants. These investments have helped reduce Gallagher's tax rate to 30% in 2002, 24% in 2003 and 20% in 2004.

Real estate investments include Gallagher's 60% ownership of a 25-story office building in Itasca, Illinois that houses its home office operations and several of its profit centers. The building is almost 100% leased, with third parties occupying approximately 40%. Gallagher also owns 80% of an 11,000-acre community development near Orlando. Known as Harmony, Florida, the site has a Johnny Miller Signature golf course and a new high school that opened in August 2004. More than 140 homes have been completed and there are now more than 350 residents in Harmony. National builder D.R. Horton and six custom builders have over 60 additional homes in various stages of development. Additionally the infrastructure for 180 townhomes is in progress for sales beginning in late 2005.

Asset management is primarily comprised of Gallagher's 25% minority interest in Asset Alliance Corporation, which generally owns up to 50% of 14 alternative investment fund manager companies with approximately $4.4 billion under management.

ACQUISITION STRATEGY

Gallagher made 144 acquisitions from 1986 through December 2004, almost exclusively within the Brokerage Segment. The majority of these were regional or local P/C brokers possessing a strong middle-market focus or significant expertise in a desirable market niche. In the last few years, the company has also increased its acquisition activity in the benefits consulting area. Acquisitions typically fall within the $5 million to $15 million range.

Gallagher is highly selective. An acquisition must offer significant benefits, such as expanding its talent pool, enhancing its geographic presence and service capabilities, and/or broadening and further diversifying its business mix. In selecting acquisition candidates, Gallagher focuses on: a corporate culture that matches its own aggressive, marketing-oriented culture a profitable, growing business whose ability to compete would be enhanced by gaining access to Gallagher’s greater resources clearly defined financial criteria.

Management anticipates that Gallagher’s aggressive acquisition pace will continue. Contributing to the company’s success as an acquirer is its attractiveness as a merger partner. Growth-oriented independent brokers and consultants are attracted by its aggressive, sales-oriented culture and incentive-based compensation structure.

MARKET OUTLOOK

The P/C market is cyclical, fluctuating between periods of broad coverage availability and widespread rate reductions (referred to as a “soft” market), and periods of significant rate increases and limited coverage availability (referred to as a “hard” market). Hard markets are typically triggered when rates have been driven so low that underwriting losses exceed total premiums collected, threatening insurer solvency on a large-scale basis.

Throughout the 1990s, an over-abundance of underwriting capacity created an extremely competitive environment for most P/C insurers, putting them under significant pressure to reduce premium rates despite growing underwriting losses. As a result, between 1992 and 2000 the overall cost of managing risk for U.S. corporations dropped 42%. A market correction began in 2000 and intensified in 2001, particularly following the September 11th terrorist attacks. Double-digit rate increases and coverage restrictions continued throughout 2002. The magnitude of rate increases began to moderate in 2003 and softening market conditions continued into 2004. A market survey conducted by the Council of Insurance Agents & Brokers indicated that the average premium for commercial accounts declined 7% in the forth quarter of 2004, with large accounts experiencing the most significant reductions.

Insurance brokers, as intermediaries between insurers and their customers, normally assume no underwriting risk. Their role is to add value to the transaction by explaining to clients the complex array of insurance and risk management products available; negotiating with insurers for optimum rates and coverage terms and conditions; and helping to place complex risks for clients and other brokers. Large brokers such as Gallagher also help insurance companies transfer some of their own risk to reinsurance providers. As compensation, brokers receive commissions from insurers or fees directly from clients.

In addition to structuring traditional P/C programs, Gallagher assists many clients in managing risk through the alternative market, a segment that includes self-insurance, captives, rent-a-captives and risk retention groups. According to industry estimates, these mechanisms now account for nearly 50% of the total commercial P/C market in the U.S. When traditional coverage becomes more expensive and harder to obtain, interest in alternative market mechanisms escalates. While competition has increased, Gallagher continues to see a strong interest in alternative market mechanisms.

In light of recent controversy over the appropriateness of profit and volume-based incentive commissions paid to brokers, on October 26, 2004, Gallagher announced that it will not enter into any new contingent volume-based or profit-based commission agreements as a retail broker effective January 1, 2005. For the 12-month period ended December 31, 2004, the company received $39.5 million in contingent commissions. Included in this total is $33.8 million of volume-based or profit-based contingent commissions that Gallagher received as a retail broker. Accordingly, it is expected that Gallagher’s future contingent commissions revenues could be substantially reduced.

Additionally, Gallagher retained independent counsel during the fourth quarter of 2004 to perform an internal review of certain of its business practices as they relate to these industry developments. This review is now complete, and the independent counsel found no evidence of any price fixing, bid rigging or improper tying arrangements. However, as part of the industry-wide investigations, the company remains the subject of investigations and regulatory proceedings by authorities investigating certain of its business practices, including the receipt of contingent commissions.

SAFE HARBOR STATEMENT Except for the historical information and discussions contained herein, statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company’s filings with the U.S. Securities and Exchange Commission (the “SEC”). This document includes certain non-GAAP financial measures as defined under rules promulgated by the SEC. As required by SEC rules, we have provided reconciliations of those measures to the most directly comparable GAAP measures, which are available on our Web site at www.ajg.com.

ARTHUR J. GALLAGHER & CO.

CONDENSED QUARTERLY SEGMENT INCOME STATEMENT – 2003 THROUGH 2004(IN MILLIONS EXCEPT PER SHARE DATA AND OTHER INFORMATION DATA)

2003 2004

1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4thQ Full Year

BROKERAGE SEGMENT

Gross revenues $198.1 $213.1 $232.4 $245.6 $889.2 $213.0 $234.7 $254.2 $265.8 $967.7

Earnings before income taxes 26.8 38.2 54.9 52.4 172.3 33.1 43.7 56.5 51.8 185.1

Net earnings 20.1 28.6 41.7 39.8 130.2 26.5 35.0 45.2 41.5 148.2

Growth revenues 22% 17% 12% 10% 15% 9% 11% 9% 9% 9%

Pretax profit margin 14% 18% 24% 21% 19% 16% 19% 22% 20% 19%

Diluted net earnings per share $0.22 $0.31 $0.45 $0.43 $1.40 $0.28 $0.37 $0.48 $0.44 $1.56

RISK MANAGEMENT SEGMENT

Gross revenues $76.7 $78.3 $83.0 $83.7 $321.7 $88.4 $92.8 $94.7 $96.7 $372.6

Earnings before income taxes 10.7 10.2 11.3 10.7 42.9 13.0 14.4 15.9 16.9 60.2

Net earnings 8.1 7.7 8.6 8.1 32.5 10.4 11.5 12.7 13.5 48.1

Growth revenues 9% 16% 16% 16% 14% 15% 19% 14% 16% 16%

Pretax profit margin 14% 13% 14% 13% 13% 15% 16% 17% 18% 16%

Diluted net earnings per share $0.09 $0.08 $0.09 $0.09 $0.35 $0.11 $0.12 $0.13 $0.14 $0.51

FINANCIAL SERVICES SEGMENT

Investment income (1) $15.3 $17.9 $38.1 $46.8 $118.1 $46.5 $59.1 $34.3 $33.3 $173.2

Investment gains (losses) (25.7) - 1.6 (0.4) (24.5) 2.5 2.1 2.6 0.9 8.1

Earnings (loss) before income taxes (21.7) (0.1) (1.8) 1.7 (21.9) 2.5 (0.5) (4.4) (7.4) (9.8)

Net earnings (loss) (16.3) (0.1) (1.4) 1.3 (16.5) 2.0 (0.4) (3.5) (5.9) (7.8)

Diluted net earnings (loss) per share $(0.18) $- $(0.02) $0.01 $(0.19) $0.02 - $(0.04) $(0.06) $(0.08)

TOTAL COMPANY

Gross revenues $264.4 $309.3 $355.1 $375.7 $1,304.5 $350.4 $388.7 $385.8 $396.7 $1,521.6

Earnings before income taxes 15.8 48.3 64.4 64.8 193.3 48.6 57.6 68.0 61.3 235.5

Net earnings 11.9 36.2 48.9 49.2 146.2 38.9 46.1 54.4 49.1 188.5

Diluted net earnings per share $0.13 $0.39 $0.52 $0.53 $1.57 $0.41 $0.49 $0.57 $0.52 $1.99

Cash dividends declared per share $0.18 $0.18 $0.18 $0.18 $0.72 $0.25 $0.25 $0.25 $0.25 $1.00

CONDENSED BALANCE SHEET

Total assets $2,492.4 $2,644.3 $2,695.1 $2,901.6 $2,873.0 $3,218.2 $3,085.0 $3,237.9

Total liabilities $1,947.6 $2,071.8 $2,104.5 $2,282.5 $2,225.0 $2,521.4 $2,342.1 $2,476.9

Total stockholders’ equity $544.8 $572.5 $590.6 $619.1 $648.0 $696.8 $742.9 $761.0

OTHER INFORMATION

Diluted weighted average shares (000s) 92,312 93,651 93,716 93,570 93,312 93,955 94,343 95,053 94,827 94,546

Common shares repurchased (000s) 239 515 1,140 970 2,864 555 - 615 613 1,783

Tangible net worth (2) $391.4 $417.0 $422.6 $396.2 $394.6 $427.5 $449.0 $386.8

Book value per share $6.06 $6.32 $6.55 $6.88 $7.14 $7.58 $8.04 $8.26

Tangible book value per share (3) $4.35 $4.60 $4.69 $4.40 $4.35 $4.65 $4.86 $4.20

Annualized return on beginning

tangible net worth (4) 12% 24% 33% 37% 37% 39% 43% 47% 48% 48%

Number of acquisitions closed 4 1 2 7 14 7 3 4 5 19

Workforce (includes acquisitions) 7,088 7,077 7,120 7,206 7,359 7,564 7,824 8,204

Earnings Before Investment (Gains) Losses,

Depreciation, Amortization and Stock

Compensation Expense (5)

Net earnings $11.9 $36.2 $48.9 $49.2 $146.2 $38.9 $46.0 $54.4 $49.1 $188.5

Investment (gains) losses 25.7 - (1.6) 0.4 24.5 (2.5) (2.1) (2.6) (0.9) (8.1)

Depreciation 7.2 7.2 8.3 8.5 31.2 8.6 9.0 8.7 8.5 34.8

Amortization 2.1 2.2 2.5 3.1 9.9 3.2 6.0 4.3 5 18.5

Non-cash compensation 1.0 2.2 2.2 4.0 9.4 3.3 4.0 3.9 4.4 15.6

Tax effect (9.0) (2.9) (2.7) (3.8) (18.4) (2.5) (3.4) (2.9) (3.4) (12.2)

Earnings before investment (gains) losses,

depreciation, amortization and stock

compensation expense $38.9 $44.9 $57.6 $61.4 $202.8 $49.0 $59.6 $65.8 $62.7 $237.1

On a diluted per share basis $0.42 $0.48 $0.61 $0.66 $2.17 $0.52 $0.63 $0.69 $0.66 $2.51

(1) Beginning 3rd Q, 2003, includes impact of FIN 46.

(2) Represents total stockholders’ equity less net balance of goodwill and amortizable intangible assets. (3) Represents tangible net worth divided by common shares outstanding at end of the period.

(4) Represents year-to-date net earnings divided by total stockholders’ equity, less net balance of goodwill and amortizable intangible assets, as of the beginning of the year. (5) Represents net earnings before the after-tax effect of investment gains (losses), depreciation, amortization, amortization of deferred compensation and restricted stock expense and stock compensation expense.

For a more detailed and printer-friendly version, including complete SEC filings, see www.ajg.com

Growth

Cash Dividends

Why Invest ? Profits

Gross Revenues

(in millions) $1600 $1400 $1200 $1000 $800 $600 $400 $200

00 01 02 03 04 $741 $910 $1,101 $1,304 $1,522

Earnings Before Investment Gains (Losses), Depreciation, Amortization and Stock Compensation Expense

(in millions) $250 $200 $150 $100 $50 $0

00 01 02 03 04 $91 $129 $170 $203 $237

Dividends Per Share

$1.20

$1.00

$0.80

$0.60

$0.40

$0.20

$0.00

84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05

* Indicated $0.03 $1.12 *

GAAP Book Value Per Share $9.00 $8.00 $7.00 $6.00 $5.00 $4.00 $3.00 $2.00 $1.00 $0.00

00 01 02 03 04 $3.95 $4.37 $5.96 $6.88 $8.26

Diluted Earnings Per Share $2.00 $1.50 $1.00

$0.50

$0.00

00 01 02 03 04 $1.05 $1.39 $1.41 $1.57 $1.99

Note: All information as originally reported except per share amounts restated for stock splits.

FOR ADDITIONAL INFORMATION:

Arthur J. Gallagher & Co.

J. Patrick Gallagher, Jr.

President & CEO

(630) 773-3800